CABRE CORP
                        1209 Orange Street
                    Wilmington, Delaware 19801


             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD OCTOBER 21, 1997

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cabre Corp will be held at Antenna Products Corporation, 101 S.E. 25th Avenue, Mineral Wells, Texas 76067 on Tuesday, October 21, 1997 at 10:00 a.m. for the following purposes:

	1)	To elect four directors to serve for the ensuing year and until their respective successors are elected;

	2)	To ratify the appointment of Jackson and Rhodes, P.C. as the independent
    public auditors	for FY 98; and

	3)	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The close of business on August 15, 1997 has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at the meeting or any adjournment or adjournments thereof.

A copy of the Cabre Corp Form 10-KSB for fiscal 1997 is being mailed to stockholders with this Proxy Statement.

                                   By the Order of the Board of Directors
                                                          Gary W. Havener
                                                                President


                               ____________

August 16, 1997


Whether or not you plan to attend the meeting, please mark, date and sign the accompanying proxy and promptly return it in the enclosed envelope. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

                              CABRE CORP
                         1209 Orange Street
                    Wilmington, Delaware 19801


                         PROXY STATEMENT

     Annual Meeting of Stockholders to be held October 21, 1997

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Cabre Corp (the "Company" or "Cabre") of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on October 21, 1997, at Antenna Products Corporation, 101 S.E. 25th Avenue, Mineral Wells, Texas 76067 and at any adjournment thereof. This proxy statement and the proxies solicited hereby are first being sent or delivered to stockholders on or about October 5, 1997.

                      EXPENSES OF SOLICITATION

The cost of soliciting proxies will be borne by the Company including expenses in connection with the preparation and mailing of this proxy statement and all papers which now accompany or may hereafter supplement it. The solicitation will be made by mail. The Company will also supply brokers or persons holding stock in their names or in the names of their nominees with such number of proxies, proxy material and annual reports as they may require for mailing to beneficial owners, and will reimburse them for their reasonable expenses.

                              VOTING

A proxy may be revoked by a stockholder at any time prior to its use. If it is signed properly by the stockholder and is not revoked, it will be voted at the meeting. If a stockholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a stockholder fails to so specify with respect to such proposals, the proxy will be voted FOR management's nominees listed below under Election of Directors and the ratification of the appointment of Jackson & Rhodes, P.C.

Only stockholders of record at the close of business on August 15, 1997 will be entitled to vote at the meeting. The total number of issued and outstanding shares of common stock of the Company, $2.00 par value, ("Common Stock") as of August 15, 1997 is 906,464 shares, each share having one vote. There are no other issued or authorized classes of stock of the Company.

Only votes cast in person or by proxy will be counted at the meeting. Abstentions, if any, will be reflected in the minutes of the meeting.

                       ELECTION OF DIRECTORS

Four (4) Directors are to be elected at the Annual Meeting, to hold office until the next Annual Meeting of Stockholders and until their successors are elected and have qualified.  The Company bylaws allow from one to twelve directors.  It is the intention of the persons named in the accompanying form of proxy to vote for the nominees listed.  All nominees have indicated their willingness to serve for the ensuing term, but if any nominee is unable or should decline to serve as a Director at the date of the Annual Meeting, it is the intention of the persons named in the proxy to vote for such other person or persons as they in their discretion shall determine.  Proxies will not be voted, however, for more than four nominees. The ages of the nominees, their principal occupations or employment during the past five years, and other data regarding them, based upon information received from them are as follows:
                                                          							Director
Name        			           Age		     Principal Occupation 			     Since
----                      ---  --------------------------------  --------
Gary W. Havener		         56		 President and Chief Executive
                               Officer, Cabre Corp; Sole
                               Director and President,
                               Antenna Products, wholly owned
                               subsidiary of Cabre Corp;
                               President, Sinan Corp.	           January 1992

Sam B. Ligon	        	    58		 President, Jokari/US, Inc.		      January 1992

Clark D. Wraight        		53		 Vice President and
                               Secretary Treasurer, 	            October 1996
						                         Cabre Corp; Vice President
                               and General Manager, Antenna
                               Products; and President,
						                         Thirco, Inc.

Robert E. Taylor, Jr.	    39	 	Vice President, Wingate
                               Partners

Mr. Havener has served as the Sole Director of Antenna Products Corporation, the wholly owned subsidiary of the Company, since 1986. Mr. Havener has served as the President of Antenna Products Corporation since January 1996. Since December 1984 Mr. Havener has served as the President of Sinan
Corp., an investment company. Sinan Corp. is not a parent, subsidiary or affiliate of the Company.

Mr. Sam B. Ligon has been President of Jokari/US, Inc. since 1974, the principal business of which is the design, distribution and sale of housewares. Jokari/US, Inc. is not a parent, subsidiary or affiliate of the Company.

Clark D. Wraight was appointed by the Board of Directors as Vice President
and Secretary Treasurer of Cabre Corp in 	January 1996.  Mr. Wraight has been
employed with Antenna Products since 1979 and has served as an officer of the
Company since 1981. Mr. Wraight currently serves as Vice President and
General Manager of Antenna Products and President of Thirco, Inc. a wholly owned subsidiary of the Company.

Robert Taylor, Jr., has been Vice President of Wingate Partners since 1994. Wingate Partners is a private equity group which seeks to acquire mid market manufacturing, distributing, and service businesses with $50M to $500M in revenue. He also serves as a board member for ITCO Tire Company. Prior to Wingate, Mr. Taylor was Managing Director of Valley National Investors, a private equity firm. Previously, he was General Manager of Robert Taylor & Son, Inc., an aluminum and bronze foundry and fourth generation family business; in 1992, he sold the company.

                          SECURITY OWNERSHIP

The following table sets forth the beneficial ownership of the Company's Common Stock as of August 15, 1997, (a) by each director, (b) by the named executive officers, and (c) by all persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock and, (d) all directors and executive officers as a group.

Name and Address			               Shares Owned Directly		        Percent of
of Beneficial Owners (3)			       and Indirectly			              Class (2)
------------------------          ---------------------          ----------
Gary W. Havener				               402,118(1)			                  44.36%
Sinan Corp.
P.O. Box 121697
Ft. Worth, TX 76121

Asset Value Fund
Limited Partnership	              85,685				                     9.45%
P.O. Box 74
Bedminister, NJ  07921

Clark D. Wraight				              71,407			  	                   7.87%
Antenna Products Corporation
101 S.E. 25th Ave.
Mineral Wells, Texas 76067

Ronnie E. Chandler			             52,547			  	                   5.80%
Antenna Products Corporation
101 S.E. 25th Ave.
Mineral Wells, Texas 76067

Ross L. Bell				                  48,385			                      5.34%
Antenna Products Corporation
101 S.E. 25th Ave.
Mineral Wells, Texas 76067

All directors and officers
of Cabre Corp as a group
(Two persons) 				               473,525			                     52.24%

----------
(1) 	Sinan Corp., wholly owned by Mr. Havener and his children, owns of
		   record 198,695 of these shares representing 21.92% of the total outstanding shares. Mr. Havener as President of Sinan Corp., has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by Sinan Corp.

(2) 	Based on total outstanding shares of 906,464 as of August 15, 1997.

(3) 	The persons named herein have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and subject to the Texas laws for personal holding companies, as applicable.

                         EXECUTIVE COMPENSATION

The following table sets forth certain information regarding compensation paid during each of the last three fiscal years to the Chief Executive Officer of the Company.

                      SUMMARY COMPENSATION TABLE

Name and Principal
Position			 	                       Annual Compensation
------------------                  -------------------
                  			Fiscal Year               			             Other Annual
				                 Ended May 31 	Salary ($)	   Bonus ($)     Compensation($)
                     ------------  ----------    ---------     --------------
G.W. Havener			          1997		    $0		          $0		          $     1,000(1)
 Chairman, President
 and CEO							                                                $    98,000(2)

                         1996    		$0		          $0		          $     1,000(1)
										                                                     $    98,000(3)

                         1995		    $0		          $0		          $   105,500

----------
(1)  Cabre Director's Fee
(2)  1997 Antenna Products Director's Fee - $57,167 paid and $40,833 accrued.
(3)  1996 accrued Director's Fee, Paid in FY97.

                          BOARD MEETINGS AND COMMITTEES

The Board of Directors of the Company held two meetings in the fiscal year ended May 31, 1997. Gary Havener, Sam Ligon Clark Wraight were in attendance at each meeting.

The Board of Directors has no standing Audit, Nominating, or Compensation committee.


                         COMPENSATION OF DIRECTORS

Compensation for Cabre Corp Board members is set at $500 for each board meeting attended. A total of $1000 was paid to Gary Havener, Sam Ligon and Clark Wraight in the fiscal year ended May 31, 1997.

                          	CERTAIN TRANSACTIONS

None.

    COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and ten-percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended May 31, 1997, all Section 16(a) filing requirements applicable to its officers, directors and ten-percent shareholders have been filed.

                   APPOINTMENT OF INDEPENDENT AUDITORS

On December 11, 1992, the Board of Directors of Cabre Corp (the "Company") adopted a resolution appointing Jackson & Rhodes P.C., 8140 Walnut Hill Lane, Suite 800 Dallas, Texas 75231 as the Company's principal accounting firm to audit the Company's financial statements.

Subject to ratification by the stockholders, the Board of directors appointed Jackson and Rhodes, P.C., independent auditors, to serve for the fiscal year ending May 31, 1998.

Jackson and Rhodes, P.C. has informed management that it will send a representative to the Annual Meeting and that such representative may make a statement to the meeting if he so desires and will be available to answer any questions that might arise in connection with the audit of the Company and its subsidiaries.


                   DEADLINE FOR STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the Annual Meeting in October 1998 must be received by the Company not later than May 9, 1998, for inclusion in its Proxy Statement and form of proxy relating to that meeting.

                             OTHER MATTERS

The Board of Directors knows of no business other than that set forth in items 1 and 2 of the Notice of Annual Meeting of Stockholders that is expected to be brought before the meeting. However, if any other matters, not now known or determined, come before the meeting, the persons named in the proxy furnished herewith will vote according to their best judgment in the interest of the Company.

Insofar as any of the information in the Proxy Statement may rest particularly within the knowledge of persons other than the Company, the Company relies upon information furnished by others for the accuracy and completeness thereof.

                                        By Order of the Board of Directors
                                                           Gary W. Havener
                                                                 President

August 16, 1997

Whether or not you plan to attend the meeting, please mark, date and sign the enclosed proxy exactly as your name appears thereon and mail it promptly in the enclosed envelope to:

                    Harris Trust Company of New York
                            Wall Street Station
                              P.O. Box 1010
                        New York, NY  10269-0523